EXHIBIT 99.1

Cosi, Inc.

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                                               Bill Forrest
                                               Executive Chairman


                                               Cynthia Jamison
                                               Chief Financial Officer



COSI (R)                                                       SIMPLY GOOD TASTE
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Forward-Looking Statements
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Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:
      >     the cost of our principal food products;
      >     labor shortages or increased labor costs;
      >     changes in consumer preferences and demographic trends;
      >     increasing competition in the fast casual dining segment of the restaurant industry;
      >     expansion into new markets;
      >     our ability to effectively manage our business with a reduced general and administrative staff;
      >     our ability to incorporate a franchising and area development model into our strategy;
      >     the availability and cost of additional financing;
      >     fluctuations in our quarterly results;
      >     increased government regulation;
      >     supply and delivery shortages or interruptions;
      >     market saturation due to new restaurant openings;
      >     inadequate protection of our intellectual property;
      >     adverse weather conditions which impact customer traffic at our restaurants; and
      >     adverse economic conditions.


    The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.


COSI (R)                                                       SIMPLY GOOD TASTE
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Consumer Dining Trends:
Emergence of "Fast Casual" Segment
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Changing consumer trends has led to the creation of a hybrid dining segment:

> U.S. consumers have developed more sophisticated palates spurring demand for an alternative to traditional offerings
            o     Consumers continue to eat out more than cooking at home
            o They want options that are more innovative than fast food, but still available quickly
            o     They seek a lower price point than casual dining

>     Consumers demand and will pay extra for quick service quality or taste
            o At least 75% of all restaurant meals are "counter" transactions
            o Consumers are willing to pay a premium for creative, made-to-order meals

> In the 1990's Cosi developed a brand with strong consumer loyalty, but needed enhanced operational processes and positioning

> We brought new people, studied consumer trends, improved operations, and created a replicable product

>     Our target customers:
            o Are metro elites, upscale suburbanites, and adults 18 -34 years of age without children

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Company Overview
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Concept

>     Premium, convenience restaurant offering menus of fresh, flavorful foods
> Creative food concepts that are built around a secret, generations-old recipe for crackly crusty flatbread
            o     Sandwiches
            o     Salads
            o     Soups
> Rich, multi-layered, tasteful environment that leverages the strength of the hearth
>     Customer base that seeks affordable luxuries with seamless service
>     Quick, fresh, convenient meals
>     Multiple dayparts:
            o     Breakfast
            o     Lunch
            o     Afternoon coffee
            o     Dinner
            o     Dessert

Corporate

>     86 restaurants in Northeast, Mid-Atlantic, Midwest
            o     11 states and Washington, D.C.
            o     Headquarters: Deerfield, IL

>     4Q'04: Opening 10 restaurants within Macy's in Southeast and Pacific
      Northwest
> 11 consecutive quarters of comparable restaurant sales growth, as measured for restaurants in operation for more than 15 months; 4.8% increase 2Q'04 vs. 2Q'03
>     Net sales of $106.5 MM (LTM ended 6/28/04)
>     2Q'04: First-ever quarter of positive EBITDA
>     Cash, cash equivalents and investments of $21.2 MM at 6/28/04
>     New management team with strong restaurant experience in place


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Preparing for Growth
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Steps Already Taken Toward Capturing the National Market Opportunity We See for
Cosi

>     2004 to date:
      o     Completed Rights Offering and PIPE
      o     Significantly improved unit economics of existing store base
      o Developed new restaurant design as basis for all new growth - more efficient to operate, more intuitive for consumers; opened 3/12/04 in Avon, CT
                  o Avon's sales since reopening indicate seasonally annualized level of $1.725 million
                  o Avon's 2Q'04 restaurant operating expenses as % of sales were 48.0% vs. 58.7% for entire company

      o Established Macy's foodservice partnership and raised necessary financing
                  o     All 10 locations expected to open in 4Q'04
                  o     Potential for up to 250 locations
      o Completed franchise registration, commenced evaluation and selection process
      o Completed transition to Deerfield, IL support facility with space for training and additional business development personnel

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Note: Future performance at the Avon location, and performance at future stores modeled on the Avon prototype, may not reflect the levels cited above.

COSI (R)                                                       SIMPLY GOOD TASTE
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Three Platforms for Future Growth
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>     Company-owned
            o     5-10 expected in 2005
            o     4-5% same store sales
            o     Limited closures
            o     Continue to focus on developing the brand in existing markets

>     Franchised
            o     UFOC Complete
            o     44 states available
            o     1000+ requests to date
            o Currently expect commitments for at least 25 locations by year end 2004

>     Partnerships
            o     Pursue expansion of Macy's partnership in 2005
                        o     Good crossover of customer base
                        o     Enhanced trail and brand exposure
                        o     10 unit trial with upside to 250 stores
            o     Seek additional alliances


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Note: Future performance at the Avon location, and performance at future stores modeled on the Avon prototype, may not reflect the levels cited above.

COSI (R)                                                       SIMPLY GOOD TASTE
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Key Takeaways
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>     Great consumer demand in emerging category

>     Proven concept with enhanced new prototype

>     Compelling restaurant return economics

>     Well developed expansion strategy

>     Enhanced financial stability

>     Highly talented and experienced executive team


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